SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
| |   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              IVC INDUSTRIES, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)   Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)   Proposed maximum aggregate value of transaction:
(5)   Total fee paid:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
(2)   Form, Schedule or Registration Statement No.:
(3)   Filing Party:
(4)   Date Filed:

                              IVC INDUSTRIES, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

            NOTICE is hereby given that the Special Meeting of Shareholders of IVC Industries, Inc. ("IVC"), a Delaware corporation, will be held at 10:00 a.m. on June 5, 2000 at the offices of Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022, to approve an amendment to IVC's Certificate of Incorporation to decrease the authorized number of shares of IVC common and preferred stock.

            The Board of Directors has fixed the close of business on May 18, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. A complete list of such shareholders will be available at the offices of Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022, on and after May 26, 2000 for inspection by any shareholder for any proper purpose.

            Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return the enclosed proxy card promptly. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States. Any shareholder attending the Special Meeting may vote in person even if that shareholder has returned a proxy.

                                          By Order of the Board of Directors,

Freehold, New Jersey                      E. Joseph Edell
May 22, 2000                              Chairman of the Board and
                                          Chief Executive Officer

                             YOUR VOTE IS IMPORTANT

      TO VOTE YOUR SHARES, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY
           CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                              IVC INDUSTRIES, INC.
               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IVC Industries, Inc. ("IVC" or the "Company") for use at the Special Meeting of Shareholders of the Company scheduled to be held at 10:00 a.m. on June 5, 2000 at the offices of Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022, and at any adjournments or postponements thereof. At the Special Meeting, shareholders of record of the Company's common stock, par value $.08 per share, as of the close of business on May 18, 2000 (the "Record Date") will be entitled to consider and vote upon the proposal to approve an amendment to IVC's Certificate of Incorporation to decrease the number of authorized shares of IVC common and preferred stock.

            The principal executive offices of IVC are at 500 Halls Mill Road, Freehold, New Jersey 07728. This Proxy Statement and the form of proxy are being mailed to shareholders on or about May 22, 2000.

                   Revocability of Proxies and Voting Proxies

            A proxy given by a shareholder may be revoked at any time before the Special Meeting by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the Special Meeting, or by attending the Special Meeting in person and casting a ballot. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. IVC shareholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the meeting to serve as inspector of election at the meeting and who has executed and verified an oath of office. Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Special Meeting for quorum purposes and will have the same effect as votes against the proposal to amend the Company's Certificate of Incorporation. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

            If no instructions are indicated on a proxy, the proxy will be voted FOR the amendment to IVC's Certificate of Incorporation to decrease the number of authorized shares of IVC common and preferred stock. No matters, other than that described herein, are to be presented at the Special Meeting.

                                  Voting Rights

            Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. On the Record Date there were 2,088,092 shares of IVC common stock outstanding and entitled to vote at the Special Meeting. Each shareholder entitled to vote shall have one vote for each share of IVC common stock registered in such shareholder's name on the books of IVC as of the Record Date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding shares of IVC Common Stock beneficially owned as of May 8, 2000 by (i) each person or group, known to the Company, who beneficially owns more than 5% of the IVC Common Stock, (ii) each of the Company's directors, (iii) each executive officer of IVC, and (iv) all officers and directors as a group.

                  Name and Address of                 Number of       Percentage
Title of Class    Beneficial Owner                     Shares          of Class
--------------    ----------------                     ------          --------
Common            E. Joseph Edell (1)                   669,805         32.1%
                  c/o IVC Industries, Inc.
                  500 Halls Mill Road
                  Freehold, NJ 07728

Common            Domenic Golato (2)                     13,750            *
                  c/o IVC Industries, Inc.
                  500 Halls Mill Road
                  Freehold, NJ 07728

Common            William Lederman (2)                    6,250            *
                  c/o IVC Industries, Inc.
                  500 Halls Mill Road
                  Freehold, NJ 07728

Common            Michael Durso (2)                      17,292            *
                  c/o IVC Industries, Inc.
                  500 Halls Mill Road
                  Freehold, NJ 07728

Common            Jesus Febus (2)                        13,125            *
                  c/o IVC Industries, Inc.
                  500 Halls Mill Road
                  Freehold, NJ 07728

Common            Arthur S. Edell (3)                   234,561         11.2%
                  Channel Towers
                  511 Channel Towers Drive
                  Monmouth Beach, NJ  07750

Common            Marc Z. Edell (4)                      17,100            *
                  c/o Edell & Associates
                  1776 On the Green
                  Morristown, NJ 07962

Common            Dr. Mark S. Gold (2)                    8,750            *
                  2002 San Marco Boulevard
                  Jacksonville, FL 32207


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

                  Name and Address of                 Number of       Percentage
Title of Class    Beneficial Owner                     Shares          of Class
--------------    ----------------                     ------          --------
Common            Dennis E. Groat (2)                     8,750            *
                  c/o Groat & Associates
                  411 Lonestar Lane
                  Lindale, TX 75771

Common            Erwin Lehr (2)                          5,625            *
                  156 Clarkin Drive
                  West Orange, NJ  07052

Common            Andrew M. Pinkowski (5)               308,509         14.8%
                  5725 Southwest Menefee Drive
                  Portland, OR  97201

Common            David Popofsky (2)                      8,750            *
                  c/o Popofsky Advertising
                  60 Madison Avenue
                  New York, NY 10010

Common            Samuel Potenza                              0            *
                  1733 Bay Boulevard
                  Pt. Pleasant, NJ 08742

Common            I. Alan Hirschfeld (6)                210,288         10.1%
                  14 Malke Drive
                  Ocean, NJ  07712

Common            All Executive Officers and          1,522,555         72.9%
                    Directors as a group
                    (14 persons) (7)

*     Less than 1%

(1) Includes 75,177 shares owned by Beverlee Edell, the wife of E. Joseph Edell. Mr. Edell disclaims beneficial ownership of the shares owned by his wife.

(2) Represents shares issuable upon exercise of stock options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(3) Includes 31,250 shares issuable upon exercise of stock options and 187,500 shares owned by the Edell Family Partnership.

(4) Includes 8,750 shares issuable upon exercise of stock options that are presently exercisable or exercisable within 60 days of this proxy statement.

(5) Includes 117,981 shares owned by Rita Pinkowski, the wife of Mr. Pinkowski. Mr. Pinkowski disclaims beneficial ownership of the shares owned by his wife.

(6) Information as to shares owned by Mr. Hirschfeld is as of May 1, 2000. Includes 6,250 shares issuable upon exercise of stock options, 22,484 shares owned by Susan H. Hirschfeld, the wife of I. Alan Hirschfeld, 3,900 shares owned by Mr. Hirschfeld's minor children and 15,000 shares


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

      owned by Two Seas Ventures, a family partnership. Mr. Hirschfeld disclaims beneficial ownership of the shares owned by his wife and children.

(7) Includes 128,542 shares issuable upon the exercise of stock options held by all executive officers and directors that are presently exercisable or exercisable within 60 days of this proxy statement.

       AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE
         THE AUTHORIZED SHARES OF IVC COMMON STOCK AND PREFERRED STOCK

            On May 15, 2000, the Board of Directors unanimously approved an amendment to the Company's Certificate of Incorporation to decrease the number of authorized shares of IVC common stock from 25,000,000 to 4,500,000 shares and of IVC preferred stock from 2,000,000 to 250,000 shares. The purpose of the decrease is to lower the Company's Delaware franchise tax. The Company has outstanding 2,088,092 shares of common stock and no shares of preferred stock, and believes that the number of authorized shares of common stock and preferred stock which will be available if this amendment is adopted will be sufficient for all corporate purposes.

            The proposed amendment would amend Article FOURTH of the Company's Certificate of Incorporation to read in its entirety as follows:

      "FOURTH: The Corporation shall have authority to issue 4,500,000 shares of Common Stock of the par value of $0.08 per share and 250,000 shares of preferred stock of the par value of $0.01 per share."

                         Market for the IVC Common Stock

            IVC Common Stock trades on the National Association of Securities Dealers Automated Quotation (NASDAQ) Small-Cap Market System under the symbol "IVCO." The last reported traded price of the Common Stock which occurred May 8, 2000 was $3.69 per share. As of May 1, 2000, there were 96 holders of record of the Common Stock.

                            Required Vote

            The affirmative vote of the holders of a majority of the outstanding shares of IVC Common Stock entitled to vote thereon is necessary for approval of the amendment of the Company's Certificate of Incorporation. Proxies received in response to this solicitation will be voted FOR the proposal to amend the Certificate of Incorporation unless otherwise specified in the proxy.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF IVC COMMON AND PREFERRED STOCK.


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

                                  MISCELLANEOUS

            The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. Solicitation may be made by mail, telephone, telegraph and personal interview. The Company may reimburse persons holding shares in their names or in the names of nominees for their expense in sending proxies and proxy material to their principals.

            Any proposal of an eligible shareholder intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than September 9, 2000. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the next Annual Meeting of Shareholders but not submitted for inclusion in the proxy materials for such Meeting unless notice of the matter is received by the Company not later than October 26, 2000 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied.

            The Board of Directors of the Company does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Special Meeting of Shareholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

                                          By order of the Board of Directors,

                                          E. Joseph Edell
                                          Chairman of the Board and
                                          Chief Executive Officer

Freehold, New Jersey
May 22, 2000

                              IVC INDUSTRIES, INC.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                                  June 5, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints EDWARD COHEN and JOSE IGNACIO LUZARRAGA, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all shares of IVC Common Stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders (including all adjournments thereof) of IVC INDUSTRIES, INC. to be held on June 5, 2000 at 10:00 A.M. at the offices of Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022. The Board of Directors recommends a vote FOR the proposal.

APPROVAL of the amendment to IVC's Certificate of Incorporation.

     |_|   FOR                   |_|   AGAINST                   |_|   ABSTAIN

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the proposal and in the discretion of said proxy on any other matter which may come before the meeting or any adjournments thereof.

                                          Dated: _____________, 2000


                                          --------------------------------------
                                                  Signature


                                          --------------------------------------
                                                  Signature, if held jointly

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

              PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.